Capital Management	12 Months Ended
Sep. 30, 2024
Capital Management [Abstract]
Capital management

27.    Capital management

The Company views capital as the sum of credit facility, term loan, bridge loan, convertible notes, redeemable stock options, other loan, government grant liabilities, contingent consideration payable and equity (deficiency) attributable to owners of the capital stock of the parent, net of cash. The Company’s objectives, when managing capital, are to safeguard the Company’s ability to continue as a going concern, in order to provide an adequate return to shareholders and maintain sufficient level of funds to finance its commercialization activities, research and development activities, general and administrative expenses, working capital and overall capital expenditures, including those associated with intangible assets.

To maintain or adjust the capital structure, the Company may issue new shares, issue new debt or dispose assets, all of which are subject to market conditions and the terms of the underlying third-party agreements. The Company is not subject to any capital requirements imposed by a regulator.

No changes were made to the objectives, policies and processes for managing capital during the years ended September 30, 2024 and 2023. The total capital is calculated as follows:

	As at September 30,
	2024 $	2023 $

Credit facility	(28,229,902)	(28,747,705)
Term loan	(10,767,007)	(7,718,928)
Bridge loan	(9,913,619)	—
Convertible notes	(40,309,902)	(11,258,950)
Redeemable stock options	—	(6,102,496)
Derivative warrant liability	(629,506)	—
Government grant liabilities	(1,618,343)	(1,468,296)
Less: cash	5,269,084	5,056,040
Net debt	(86,199,195)	(50,240,335)

Equity (deficiency) attributable to owners of the capital stock of the parent	(88,634,694)	7,111,792
	(174,833,889)	(43,128,543)